UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 11, 2022

Bright Health Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 1200, Minneapolis, Minnesota	55437
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

On May 17, 2022, Bright Health Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing the voting results at the Company’s 2022 Annual Meeting of Stockholders held on May 13, 2022. The sole purpose of this amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future non-binding, advisory votes on named executive officer compensation. No changes are being made to the Original 8-K other than to add the disclosure set forth in this amendment.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(d) At the Annual Meeting of Stockholders of the Company held on May 13, 2022, the Company’s stockholders voted on, among other matters, a non-binding, advisory vote regarding the frequency of future non-binding, advisory votes on named executive officer compensation. The Company’s stockholders voted for holding a non-binding, advisory vote on named executive officer compensation every year, consistent with the recommendation of the Company’s Board of Directors. In response to the voting results and other factors, the Company’s Board of Directors determined that the Company will hold a non-binding, advisory vote on named executive officer compensation every year. The Company will continue to hold non-binding, advisory votes on named executive officer compensation every year until the Company’s Board of Directors decides to hold the next non-binding, advisory vote on the frequency of non-binding, advisory votes on named executive officer compensation, which shall be no later than the Company’s Annual Meeting of Stockholders in 2028.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHT HEALTH GROUP, INC.

Date:	October 7, 2022	By:	/s/ Jeff Craig
		Name:	Jeff Craig
		Title:	General Counsel and Corporate Secretary